UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-22442

First Trust High Income Long/Short Fund
(Exact name of registrant as specified in charter)
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)
W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code:   (630) 765-8000

Date of fiscal year end:   October 31

Date of reporting period:   April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
High Income Long/Short Fund (FSD)
Semi-Annual Report
For the Six Months Ended
April 30, 2018

First Trust High Income Long/Short Fund (FSD)
Semi-Annual Report
April 30, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or MacKay Shields LLC (“MacKay” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Income Long/Short Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and MacKay are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Letter from the Chairman and CEO
April 30, 2018
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust High Income Long/Short Fund which contains detailed information about your investment for the period ended April 30, 2018, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.
As you are no doubt aware, 2017 was a very strong year for both the U.S. and global markets. The three major U.S. indices – the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite – posted their best performance since 2013. And there was more good news for Wall Street as the year ended and analysts collected stock market data:
•	The S&P 500® Index did something it had never previously done, finishing 2017 with 12 months of gains;
•	The Dow Jones Industrial Average achieved a milestone as well, closing above 24,000 for the first time ever on November 30;
•	The Nasdaq Composite set a record by having 11 months of gains in 2017 (June was the only down month, and by just 0.86%); and
•	The MSCI AC World Index (containing constituents from 47 countries) ended 2017 at an all-time high and was up 22% at year-end.
As 2017 ended, President Trump signed the “Tax Cuts and Jobs Act of 2017” tax reform bill. As 2018 began, there was much enthusiasm for this tax reform package and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21%. Early in the year, many investors were also watching the Federal Reserve (the “Fed”) and its signaled intent to continue raising interest rates at a gradual pace. Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates on March 21, 2018.
For the entire first quarter of 2018, increased volatility was the norm. The S&P 500® Index was off to a strong start in January as it returned over 7.5% from January 2 to January 26. February, however, was a different story. Early in the month, the Dow Jones Industrial Average plunged 567 points and sank into “correction” territory (defined as a drop of 10% from the index’s high) and in just two weeks, was down more than 3,200 points. However, as February came to a close, the Dow Jones Industrial Average was back on track and up from the lows experienced earlier in the month. Volatility continued in March and April with the Dow Jones Industrial Average ending April with a small gain. Across the globe, the first quarter saw the Emerging Market and Developing Market countries, as well as Europe, continue with the strong performances experienced in 2017.
This market volatility is why we believe that one should invest for the long term and be prepared for market movements, which can happen at any time. This can be accomplished by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. It’s important to keep in mind that past performance of the U.S. and global stock markets or investment products can never guarantee future results. As we’ve said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.
At First Trust, we continue to be optimistic about the U.S. economy and we thank you for giving us the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust High Income Long/Short Fund (FSD)
“AT A GLANCE”
As of April 30, 2018 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FSD
Common Share Price	$15.11
Common Share Net Asset Value (“NAV”)	$17.26
Premium (Discount) to NAV	(12.46)%
Net Assets Applicable to Common Shares	$516,966,676
Current Monthly Distribution per Common Share(1)	$0.1050
Current Annualized Distribution per Common Share	$1.2600
Current Distribution Rate on Common Share Price(2)	8.34%
Current Distribution Rate on NAV(2)	7.30%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 4/30/18	1 Year Ended 4/30/18	5 Years Ended 4/30/18	Inception (9/27/10) to 4/30/18
Fund Performance(3)
NAV	-1.00%	3.97%	5.16%	6.86%
Market Value	-6.56%	-4.56%	3.27%	4.37%
Index Performance
ICE BofAML US High Yield Constrained Index	-0.23%	3.22%	4.77%	6.85%
(1)	Most recent distribution paid or declared through 4/30/2018. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 4/30/2018. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust High Income Long/Short Fund (FSD)
“AT A GLANCE” (Continued)
As of April 30, 2018 (Unaudited)
Asset Classification	% of Long-Term Investments(4)
Corporate Bonds and Notes	74.0%
Foreign Corporate Bonds and Notes	18.5
Capital Preferred Securities	5.7
Senior Floating-Rate Loan Interests	1.0
Mortgage-Backed Securities	0.7
Asset-Backed Securities	0.1
Total	100.0%

Industry Classification	% of Long-Term Investments(4)
Basic Industry	13.2%
Services	9.3
Capital Goods	9.2
Telecommunications	9.1
Healthcare	8.0
Energy	8.0
Technology & Electronics	6.5
Consumer Goods	5.9
Leisure	5.5
Banking	4.6
Media	4.3
Automotive	4.1
Retail	3.0
Financial Services	3.0
Transportation	2.6
Insurance	2.4
Commercial Mortgage-Backed Securities	0.5
Utility	0.5
Collateralized Mortgage Obligations	0.2
Asset-Backed Securities	0.1
Total	100.0%

Country Exposure	% of Long-Term Investments(4)
United States	81.3%
Canada	5.2
Luxembourg	3.1
Netherlands	2.3
United Kingdom	2.3
Ireland	1.5
Bermuda	0.8
Liberia	0.6
Multinational	0.6
Cayman Islands	0.6
Australia	0.6
Finland	0.4
Mexico	0.3
France	0.2
Jersey	0.2
Total	100.0%

Credit Quality(5)	% of Total Fixed-Income Investments(4)
BBB- and above	11.8%
BB	55.4
B	28.0
CCC+ and below	4.8
Total	100.0%

(4)	Percentages are based on long positions only. Short positions are excluded.
(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Portfolio Commentary
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Report
April 30, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) is the investment advisor to the First Trust High Income Long/Short Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
MacKay Shields LLC is a registered investment advisor founded in 1938, and is Sub-Advisor to the Fund. The Fund trades under the ticker symbol FSD on the New York Stock Exchange. As of April 30, 2018, MacKay had approximately $110.7 billion in assets under management.
Portfolio Management Team
Dan Roberts, PhD – Executive Managing Director, Head of Global Fixed Income Division and Chief Investment Officer
Louis N. Cohen, CFA – Senior Managing Director, Global Fixed Income Division
Joseph Cantwell – Managing Director, Global Fixed Income Division
Matthew Jacob – Managing Director, Global Fixed Income Division
Shu-Yang Tan, CFA – Managing Director, Global Fixed Income Division
Market Recap
This report covers the Fund for the six-month period ending April 30, 2018.
Initially, risky assets -- including U.S. stocks and corporate bonds -- benefitted from investors’ optimism about the Republican tax plan, an increase in oil prices, and a positive global economic backdrop. However, subsequently volatile equity markets, bond exchange-traded funds (“ETFs”) outflows, potential trade wars and tariffs, and increased Federal borrowing needs (due to the revised tax code) weighed on “risk markets”. February 2018 outflows from bond ETFs were noteworthy. For instance, the market cap of iShares iBoxx $ High Yield Corporate Bond ETF (“HYG”) contracted by some 17% and SPDR® Bloomberg Barclays High Yield Bond ETF withered about 37% by mid-February.
Tightening by the Federal Reserve (the “Fed”), burgeoning wage pressures and concerns about future inflation coupled with increased supply contributed to higher yields on government debt. The U.S. Treasury Department announced that net borrowing in the first quarter of 2018 reached $488 billion or $47 billion more than had been expected. Furthermore, the Treasury projects $75 billion of net new debt issuance from April through June of 2018. The Fed raised overnight rates as expected throughout the six-month period and doubled the pace of its balance sheet reduction program. Consequently, yields on U.S. Treasuries rose with the front-end of the yield curve sustaining the most damage. The yield on the two-year note lofted 89 basis points (“bps”) while the ten-year yield increased by 57 bps and the thirty-year bond by only 24 bps. Moreover, the ten-year bond approached 3.00% resulting in the widest spread to German Bunds since 1989. The 3-Month London Interbank Offered Rate (“LIBOR”) rose to 2.36%.
The pace of U.S. economic activity slackened somewhat in the first quarter of 2018; gross domestic product (“GDP”) came in at a respectable 2.3% (down from 2.9% from the final quarter of 2017) as consumers spent less on clothing, cars, and footwear. High frequency wage and employment data contributed to a growing consensus that the U.S. is at, or near, full employment and that wage pressures are not transitory. The Bureau of Labor Statistics reported that compensation grew by 2.7%, and initial jobless claims dropped to the lowest level since 1969. Unemployment reached 4.1%, and the core personal consumption expenditures (“PCE”), excluding food and energy, price index jumped 1.9% -- close to the Fed’s 2.0% target. We believe that the likely trajectory of short-term rates is gradually higher.
Other central banks were in the news as well. Although the European Central Bank (“ECB”) started to trim its corporate bond buying program from €60 billion to €30 billion in January of 2018, the central bank indicated that it intends to keep its main rate at zero for “an extended period, and well past the horizon of net asset purchases.” Initially robust economic activity in Europe and the United Kingdom, however, surprised modestly on the downside. Mario Draghi, the president of the ECB, noted “a lack of momentum that is pretty broad-based across countries and all sectors.” He continued to caution that “risks related to global factors, including the threat of increased protectionism, have become more prominent.” British GDP grew by a mere 0.1% in the first quarter of 2018 due, in part, to colder and snowier winter weather. The Bank of England governor, Mark Carney, also cited uncertainty regarding post-Brexit trade with the European Union (“EU”) as a potential source of economic headwinds. The economic slackening in both the EU and the United Kingdom point to more dovish central bank activity in the near-term.
Performance Analysis
After relatively smooth sailing in the latter part of 2017, global capital markets experienced significant volatility during the first four months of 2018, and high-yield (“HY”) bonds were not immune from that volatility. Given that the early 2018 equity market sell-off

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Report
April 30, 2018 (Unaudited)
was broadly described as a “risk-off” event, many have assumed that must be the case for HY bonds as well. However, our analysis indicates that the recent performance of U.S. HY bonds is more nuanced – and more aptly described as “rates off” rather than “risk-off”. The reaction of U.S. HY bond markets differed from that of the Treasury and equity markets in a number of subtle, yet important, ways. Higher risk issues generated positive returns in the face of rising rates, while lower risk issues posted negative returns.
Although CCC and lower names posted significant positive returns, overall U.S. high-yield bond returns were negative during the period. The Energy (1.43%), Transportation (0.83%), Financial Services (0.79%), and Healthcare (0.67%) sectors were the strongest performers in the widely watched ICE BofAML US High Yield Constrained Index, whereas Automotive (-3.38%), Consumer Goods (-2.49%), Banking (-2.23%), and Media (-1.77%) lagged the benchmark. New issuance remained strong despite intermittently unsettled markets, and refinancing continued to represent a sizeable portion of new issuance during the period.
Many of the sectors which contributed to the Fund’s outperformance in 2017 reversed in early 2018, but we believe this is temporary. Credit market performance in the first quarter of 2018 -- January and February especially -- is not sustainable in our view. Given the near historical tights on spreads and the rise in idiosyncratic risk and the risk associated with disruption, we believe that managing away from uncompensated risks is warranted. Specifically, we are avoiding disrupted sectors such as Retail, Wireline - Telecom, and Healthcare - Hospitals and maintain our relative caution on credit (overweight BBB, BB) while reducing our exposure to some longer duration bonds. In other cases, we expect our ongoing longer duration holdings to become “rising stars” and be upgraded to investment grade in the near future.
Turning to performance, the Fund returned -1.00%1 on a NAV basis and returned -6.56%1 on a share price basis for the six-month period ending April 30, 2018, underperforming its benchmark, the ICE BofAML US High Yield Constrained Index2, which returned -0.23% for the same period. Within the Fund, lower quality issuers experiencing disruption outperformed and this detracted from results; these sectors included wireline telecom, energy, and healthcare facilities where the Fund is underweight. Note that these are the same underweights that benefitted the Fund in 2017. Additionally, certain economically sensitive sectors where we are primarily overweight (steel, gaming, building materials and chemicals), which we believed should have benefited from fiscal stimulus, lagged. Less cyclical sectors that usually outperform in periods of volatility and where the Fund is overweight (Food and Packaging) did not perform well during the period. Alternatively, the Fund’s underweight to Cable and Satellite and overweight to Pharmaceuticals and Autos benefitted results.
During the period, the Fund held a short position in U.S. Treasury bonds, expressed in the belly of the curve, and used the short to reduce the Fund’s portfolio’s exposure to interest-rate risk, while at the same time purchasing additional high-yield securities to lever up the portfolio. The additional long exposure to high-yield bonds detracted from results as the high-yield market sold off during the quarter.
Outlook
We believe geopolitical concerns and central bank policies will likely be the dominant drivers of market sentiment over the near-term. In our opinion, rising interest rates (helped by a hawkish Fed), a flattening yield curve, higher oil prices, increased tension with Iran, and trade wars between the U.S. and China, Mexico and others should collectively keep the markets on their toes during the second quarter of 2018. These risk factors, coupled with softer-than-expected economic growth in the U.S., have temporarily overshadowed a healthy corporate earnings season that we believe should otherwise be a catalyst for improved risk appetites.
As we have observed throughout this economic expansion, many of these risks factors, in our opinion, typically create pockets of price volatility rather than lead to fundamental impairment across the fixed income issuer base. We believe today’s environment can still offer attractive buying opportunities for patient investors. Importantly, we acknowledge that investor compensation is still relatively limited at current prices, and therefore chasing yield indiscriminately is not an appropriate strategy. Instead, we reaffirm our less aggressive targeted risk profile across portfolio styles. Downside protection remains paramount in an environment of elevated idiosyncratic risk and disruptive forces at play.
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
[2]	The ICE BofAML US High Yield Constrained Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market but caps issuer exposure at 2%. Indexes are unmanaged and an investor cannot invest directly in an index.
This material contains the opinions of the Global Fixed Income team of MacKay Shields LLC but not necessarily those of MacKay Shields LLC. The opinions expressed herein are subject to change without notice. This material is distributed for informational purposes only. Forecasts, estimates, and opinions contained herein should not be considered as investment advice or a recommendation of any security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. No part of this document may be reproduced in any form, or referred to in any other publication, without express written permission of MacKay Shields LLC. ©2018, MacKay Shields LLC.

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 91.1%
	Automotive – 3.3%
$4,025,000	Dana, Inc. (a)	5.50%	12/15/24	$4,115,562
2,080,000	Gates Global LLC/Gates Global Co. (b)	6.00%	07/15/22	2,106,208
1,275,000	Goodyear Tire & Rubber (The) Co. (a)	5.00%	05/31/26	1,219,219
3,300,000	Goodyear Tire & Rubber (The) Co.	4.88%	03/15/27	3,097,875
3,399,000	Navistar International Corp. (b)	6.63%	11/01/25	3,543,457
1,970,000	Tenneco, Inc. (a)	5.00%	07/15/26	1,846,875
1,235,000	ZF North America Capital, Inc. (b)	4.75%	04/29/25	1,262,788
				17,191,984
	Banking – 1.6%
6,165,000	Ally Financial, Inc. (a)	8.00%	11/01/31	7,522,533
612,000	Ally Financial, Inc. (a)	8.00%	11/01/31	743,580
				8,266,113
	Basic Industry – 10.8%
650,000	AK Steel Corp.	7.63%	10/01/21	666,250
1,000,000	AK Steel Corp.	7.50%	07/15/23	1,055,000
2,100,000	AK Steel Corp.	6.38%	10/15/25	1,977,969
2,425,000	Beazer Homes USA, Inc.	8.75%	03/15/22	2,616,575
800,000	Cleveland-Cliffs, Inc. (a)	4.88%	04/01/21	790,784
1,800,000	Cleveland-Cliffs, Inc. (a)	5.75%	03/01/25	1,742,634
2,720,000	Core & Main L.P. (b)	6.13%	08/15/25	2,679,200
1,000,000	Freeport-McMoRan, Inc.	3.55%	03/01/22	967,500
1,680,000	Freeport-McMoRan, Inc.	3.88%	03/15/23	1,614,900
960,000	Freeport-McMoRan, Inc. (a)	4.55%	11/14/24	931,200
2,445,000	Jeld-Wen, Inc. (b)	4.88%	12/15/27	2,310,525
2,979,000	KB Home	7.50%	09/15/22	3,284,347
1,600,000	Koppers, Inc. (a) (b)	6.00%	02/15/25	1,632,000
4,600,000	Lennar Corp. (b)	8.38%	05/15/18	4,611,500
500,000	Lennar Corp. (b)	5.88%	11/15/24	518,750
3,180,000	Meritage Homes Corp.	6.00%	06/01/25	3,295,275
1,000,000	Novelis Corp. (b)	6.25%	08/15/24	1,021,250
2,862,000	Novelis Corp. (b)	5.88%	09/30/26	2,847,690
2,045,000	Olin Corp.	5.13%	09/15/27	2,009,213
1,250,000	Pisces Midco, Inc. (b)	8.00%	04/15/26	1,256,625
1,760,000	PQ Corp. (a) (b)	6.75%	11/15/22	1,867,800
565,000	PQ Corp. (a) (b)	5.75%	12/15/25	560,763
4,570,000	PulteGroup, Inc. (a)	7.88%	06/15/32	5,438,300
2,025,000	Shea Homes L.P./Shea Homes Funding Corp. (a) (b)	6.13%	04/01/25	2,047,781
4,250,000	Standard Industries, Inc. (a) (b)	5.00%	02/15/27	4,107,242
3,765,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (a)	5.88%	06/15/24	3,835,594
				55,686,667
	Capital Goods – 8.0%
3,045,000	Ball Corp.	4.00%	11/15/23	2,995,519
2,675,000	Berry Global, Inc. (b)	4.50%	02/15/26	2,561,313
4,100,000	BWAY Holding Co. (a) (b)	5.50%	04/15/24	4,130,750
3,500,000	Crown Americas LLC/Crown Americas Capital Corp. IV (a)	4.50%	01/15/23	3,451,875
4,645,000	KLX, Inc. (a) (b)	5.88%	12/01/22	4,865,637
1,350,000	Orbital ATK, Inc.	5.50%	10/01/23	1,420,875
2,840,000	Owens-Brockway Glass Container, Inc. (a) (b)	5.00%	01/15/22	2,889,700
5,700,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU (a) (b)	5.13%	07/15/23	5,742,750
3,725,000	Sealed Air Corp. (b)	5.50%	09/15/25	3,860,031
3,770,000	Terex Corp. (b)	5.63%	02/01/25	3,755,863
2,660,000	Trident Merger Sub, Inc. (b)	6.63%	11/01/25	2,613,450

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Capital Goods (Continued)
$2,925,000	Triumph Group, Inc. (a)	4.88%	04/01/21	$2,851,875
280,000	Triumph Group, Inc.	7.75%	08/15/25	287,700
				41,427,338
	Consumer Goods – 6.7%
4,895,000	B&G Foods, Inc.	5.25%	04/01/25	4,491,162
3,245,000	Cott Holdings, Inc. (b)	5.50%	04/01/25	3,228,775
3,920,000	First Quality Finance Co., Inc. (b)	5.00%	07/01/25	3,763,200
3,640,000	Kronos Acquisition Holdings, Inc. (b)	9.00%	08/15/23	3,485,300
2,915,000	Lamb Weston Holdings, Inc. (b)	4.63%	11/01/24	2,904,069
2,000,000	Pilgrim’s Pride Corp. (b)	5.75%	03/15/25	1,960,000
1,765,000	Post Holdings, Inc. (b)	5.50%	03/01/25	1,738,525
3,610,000	Post Holdings, Inc. (b)	5.00%	08/15/26	3,393,400
3,900,000	Prestige Brands, Inc. (b)	6.38%	03/01/24	3,939,000
3,910,000	Spectrum Brands, Inc.	5.75%	07/15/25	3,925,836
2,040,000	US Foods, Inc. (b)	5.88%	06/15/24	2,085,900
				34,915,167
	Energy – 7.8%
5,100,000	AmeriGas Partners L.P./AmeriGas Finance Corp.	5.88%	08/20/26	5,087,250
1,875,000	Andeavor Logistics L.P./Tesoro Logistics Finance Corp. (a)	5.25%	01/15/25	1,924,219
2,426,000	California Resources Corp. (b)	8.00%	12/15/22	2,098,490
2,060,000	Carrizo Oil & Gas, Inc. (a)	6.25%	04/15/23	2,121,800
2,720,000	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.	6.25%	04/01/23	2,774,400
1,955,000	Hilcorp Energy I L.P./Hilcorp Finance Co. (b)	5.00%	12/01/24	1,911,012
2,435,000	PDC Energy, Inc.	6.13%	09/15/24	2,508,050
965,000	PDC Energy, Inc. (a) (b)	5.75%	05/15/26	973,444
3,155,000	QEP Resources, Inc.	5.63%	03/01/26	3,032,744
2,245,000	Sanchez Energy Corp.	6.13%	01/15/23	1,632,564
2,020,000	SM Energy Co.	5.63%	06/01/25	1,959,400
1,845,000	Southwestern Energy Co.	4.10%	03/15/22	1,803,488
1,540,000	Southwestern Energy Co.	7.50%	04/01/26	1,590,050
1,445,000	Suburban Propane Partners L.P./Suburban Energy Finance Corp.	5.75%	03/01/25	1,394,425
1,975,000	Suburban Propane Partners L.P./Suburban Energy Finance Corp.	5.88%	03/01/27	1,881,187
4,000,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp. (b)	5.00%	01/15/28	3,710,000
1,380,000	Whiting Petroleum Corp. (a)	5.75%	03/15/21	1,416,225
2,560,000	Whiting Petroleum Corp. (b)	6.63%	01/15/26	2,627,200
				40,445,948
	Financial Services – 3.6%
6,855,000	Icahn Enterprises L.P./Icahn Enterprises Finance Corp.	6.00%	08/01/20	7,004,953
3,385,000	MSCI, Inc. (b)	5.75%	08/15/25	3,553,234
1,822,000	OneMain Financial Holdings LLC (b)	7.25%	12/15/21	1,886,909
1,395,000	Springleaf Finance Corp. (a)	6.00%	06/01/20	1,454,288
4,555,000	Springleaf Finance Corp. (a)	7.75%	10/01/21	4,976,337
				18,875,721
	Healthcare – 5.9%
3,825,000	Catalent Pharma Solutions, Inc. (b)	4.88%	01/15/26	3,734,156
1,580,000	CHS/Community Health Systems, Inc. (a)	6.88%	02/01/22	865,524
3,400,000	Greatbatch Ltd. (b)	9.13%	11/01/23	3,680,500
3,905,000	Hologic, Inc. (b)	4.38%	10/15/25	3,768,325
2,670,000	inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc. (b)	7.50%	10/01/24	2,850,225
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Healthcare (Continued)
$731,000	IQVIA, Inc. (a) (b)	4.88%	05/15/23	$743,793
3,000,000	IQVIA, Inc. (b)	5.00%	10/15/26	2,970,000
3,665,000	MPH Acquisition Holdings LLC (b)	7.13%	06/01/24	3,747,462
2,000,000	Service Corp International	5.38%	05/15/24	2,063,000
2,750,000	Teleflex, Inc.	4.63%	11/15/27	2,636,563
3,245,000	West Street Merger Sub, Inc. (b)	6.38%	09/01/25	3,204,437
				30,263,985
	Leisure – 6.1%
2,500,000	Boyd Gaming Corp. (a)	6.38%	04/01/26	2,623,675
2,980,000	Churchill Downs, Inc. (b)	4.75%	01/15/28	2,823,550
3,500,000	Eldorado Resorts, Inc.	6.00%	04/01/25	3,486,875
4,385,000	ESH Hospitality, Inc. (b)	5.25%	05/01/25	4,297,300
1,680,000	GLP Capital L.P./GLP Financing II, Inc.	5.38%	04/15/26	1,696,800
4,600,000	Hilton Domestic Operating Co., Inc. (b)	5.13%	05/01/26	4,623,000
3,120,000	Live Nation Entertainment, Inc. (b)	4.88%	11/01/24	3,061,500
4,825,000	MGM Resorts International (a)	6.75%	10/01/20	5,138,625
3,410,000	Scientific Games International, Inc.	10.00%	12/01/22	3,688,086
				31,439,411
	Media – 3.8%
2,000,000	Clear Channel Worldwide Holdings, Inc., Series B (a)	7.63%	03/15/20	2,012,500
2,841,000	Clear Channel Worldwide Holdings, Inc., Series B	6.50%	11/15/22	2,922,679
1,250,000	CSC Holdings LLC (a) (b)	6.63%	10/15/25	1,292,188
2,325,000	CSC Holdings LLC (a) (b)	5.50%	04/15/27	2,237,347
5,830,000	Dish DBS Corp. (a)	6.75%	06/01/21	5,815,425
2,115,000	Lamar Media Corp.	5.75%	02/01/26	2,194,312
3,150,000	Sirius XM Radio, Inc. (b)	5.38%	07/15/26	3,102,750
				19,577,201
	Retail – 3.2%
3,270,000	Dollar Tree, Inc.	5.75%	03/01/23	3,412,081
5,445,000	Hanesbrands, Inc. (b)	4.63%	05/15/24	5,281,650
1,320,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (a) (b)	5.00%	06/01/24	1,323,300
3,300,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (b)	5.25%	06/01/26	3,324,750
2,975,000	Murphy Oil USA, Inc. (a)	6.00%	08/15/23	3,082,844
				16,424,625
	Services – 9.5%
4,000,000	Advanced Disposal Services, Inc. (a) (b)	5.63%	11/15/24	4,050,000
3,175,000	Aramark Services, Inc. (a) (b)	5.00%	02/01/28	3,099,594
2,125,000	CoreCivic, Inc. (a)	5.00%	10/15/22	2,156,875
1,090,000	GEO (The) Group, Inc. (a)	5.88%	10/15/24	1,090,000
2,385,000	GEO (The) Group, Inc. (a)	6.00%	04/15/26	2,361,866
2,440,000	H&E Equipment Services, Inc.	5.63%	09/01/25	2,458,300
2,654,000	Herc Rentals, Inc. (b)	7.50%	06/01/22	2,826,510
1,458,000	Herc Rentals, Inc. (b)	7.75%	06/01/24	1,581,201
4,199,000	Iron Mountain, Inc. (b)	4.88%	09/15/27	3,973,304
1,845,000	Iron Mountain, Inc. (b)	5.25%	03/15/28	1,745,831
4,615,000	KAR Auction Services, Inc. (a) (b)	5.13%	06/01/25	4,488,087
3,805,000	ServiceMaster (The) Co. LLC (a) (b)	5.13%	11/15/24	3,715,582
3,650,000	Tempo Acquisition LLC/Tempo Acquisition Finance Corp. (b)	6.75%	06/01/25	3,622,625
1,400,000	United Rentals North America, Inc. (a)	5.50%	07/15/25	1,440,250
2,900,000	United Rentals North America, Inc. (a)	5.88%	09/15/26	3,034,125

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Services (Continued)
$2,250,000	United Rentals North America, Inc.	4.88%	01/15/28	$2,137,500
3,650,000	Waste Pro USA, Inc. (b)	5.50%	02/15/26	3,621,530
1,975,000	Wrangler Buyer Corp. (b)	6.00%	10/01/25	1,955,250
				49,358,430
	Technology & Electronics – 7.0%
3,195,000	CDK Global, Inc.	4.88%	06/01/27	3,083,175
590,000	CDW LLC/CDW Finance Corp.	5.50%	12/01/24	613,978
145,000	CDW LLC/CDW Finance Corp.	5.00%	09/01/25	145,174
3,700,000	CommScope Technologies LLC (a) (b)	5.00%	03/15/27	3,552,000
2,800,000	CommScope, Inc. (b)	5.00%	06/15/21	2,831,500
3,996,000	Dell International LLC/EMC Corp. (b)	8.35%	07/15/46	4,935,298
4,030,000	First Data Corp. (a) (b)	7.00%	12/01/23	4,226,986
2,038,000	First Data Corp. (a) (b)	5.00%	01/15/24	2,060,928
2,870,000	Match Group, Inc. (a)	6.38%	06/01/24	3,038,613
4,015,000	NCR Corp. (a)	6.38%	12/15/23	4,165,562
3,019,000	PTC, Inc.	6.00%	05/15/24	3,169,950
3,825,000	Qorvo, Inc. (a)	7.00%	12/01/25	4,174,031
				35,997,195
	Telecommunications – 10.0%
2,960,000	CenturyLink, Inc., Series P (a)	7.60%	09/15/39	2,516,000
4,420,000	CyrusOne L.P./CyrusOne Finance Corp. (a)	5.38%	03/15/27	4,431,050
3,025,000	Equinix, Inc. (a)	5.88%	01/15/26	3,138,438
2,500,000	Equinix, Inc.	5.38%	05/15/27	2,550,000
1,130,000	Frontier Communications Corp.	10.50%	09/15/22	999,711
4,380,000	Frontier Communications Corp. (b)	8.50%	04/01/26	4,270,500
2,956,000	Hughes Satellite Systems Corp. (a)	5.25%	08/01/26	2,900,575
300,000	Level 3 Financing, Inc.	6.13%	01/15/21	304,125
3,070,000	Level 3 Financing, Inc.	5.38%	01/15/24	3,046,975
2,900,000	Level 3 Financing, Inc.	5.25%	03/15/26	2,812,130
2,850,000	Qualitytech L.P./QTS Finance Corp. (b)	4.75%	11/15/25	2,700,375
6,045,000	Sprint Capital Corp.	8.75%	03/15/32	6,940,416
570,000	Sprint Communications, Inc. (a)	9.25%	04/15/22	658,350
885,000	Sprint Corp. (a)	7.63%	03/01/26	934,781
6,295,000	T-Mobile USA, Inc. (a)	6.00%	03/01/23	6,538,931
2,925,000	T-Mobile USA, Inc.	6.00%	04/15/24	3,071,250
3,675,000	Zayo Group LLC/Zayo Capital, Inc. (b)	5.75%	01/15/27	3,658,021
				51,471,628
	Transportation – 3.2%
2,000,000	American Airlines Group, Inc.	6.13%	06/01/18	2,005,000
146,917	Continental Airlines 2003-ERJ1 Pass Through Trust	7.88%	07/02/18	148,754
968,875	Continental Airlines 2005-ERJ1 Pass Through Trust (a)	9.80%	04/01/21	1,039,724
2,000,000	United Continental Holdings, Inc.	6.00%	12/01/20	2,109,600
4,822,427	US Airways 2000-3C Pass Through Trust	8.39%	03/01/22	5,280,558
5,775,000	XPO Logistics, Inc. (a) (b)	6.50%	06/15/22	5,984,344
				16,567,980
	Utility – 0.6%
3,420,000	Calpine Corp. (a)	5.75%	01/15/25	3,146,742
	Total Corporate Bonds and Notes			471,056,135
	(Cost $470,461,399)
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES – 22.8%
	Automotive – 0.7%
650,000	Dana Financing Luxembourg Sarl (USD) (a) (b)	5.75%	04/15/25	$661,375
2,565,000	LKQ European Holdings B.V. (EUR) (b)	3.63%	04/01/26	3,101,256
				3,762,631
	Banking – 0.5%
2,400,000	Royal Bank of Scotland Group PLC (USD)	5.13%	05/28/24	2,440,539
	Basic Industry – 5.5%
6,392,000	ArcelorMittal (USD) (a)	7.25%	10/15/39	7,606,480
1,700,000	Cemex SAB de CV (USD) (b)	7.75%	04/16/26	1,868,300
219,741	FMG Resources (August 2006) Pty Ltd. (USD) (b)	9.75%	03/01/22	242,292
3,340,000	FMG Resources (August 2006) Pty Ltd. (USD) (b)	5.13%	05/15/24	3,310,775
1,900,000	James Hardie International Finance DAC (USD) (b)	5.00%	01/15/28	1,852,500
1,490,000	MMC Norilsk Nickel OJSC via MMC Finance DAC (USD) (b)	6.63%	10/14/22	1,581,394
1,625,000	SPCM S.A. (USD) (a) (b)	4.88%	09/15/25	1,577,794
2,200,000	Stora Enso OYJ (USD) (b)	7.25%	04/15/36	2,678,500
2,505,000	Teck Resources Ltd. (USD)	6.00%	08/15/40	2,623,988
1,795,000	Teck Resources Ltd. (USD)	6.25%	07/15/41	1,911,675
2,975,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. (USD) (b)	5.38%	09/01/25	2,937,812
				28,191,510
	Capital Goods – 2.7%
5,100,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (USD) (a) (b)	7.25%	05/15/24	5,399,625
535,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (USD) (b)	6.00%	02/15/25	542,356
890,000	Bombardier, Inc. (USD) (b)	6.00%	10/15/22	890,000
4,888,000	Bombardier, Inc. (USD) (b)	6.13%	01/15/23	4,942,990
2,280,000	Titan Acquisition Ltd./Titan Co-Borrower LLC (USD) (b)	7.75%	04/15/26	2,277,150
				14,052,121
	Consumer Goods – 0.5%
2,925,000	Minerva Luxembourg S.A. (USD) (b)	6.50%	09/20/26	2,775,094
	Energy – 2.0%
950,000	Gazprom OAO Via Gaz Capital S.A. (USD) (b)	8.63%	04/28/34	1,209,055
4,350,000	Petrobras Global Finance B.V. (USD) (a)	6.88%	01/20/40	4,197,750
2,120,000	Petrobras Global Finance B.V. (USD)	7.25%	03/17/44	2,110,354
3,350,000	Weatherford International Ltd. (USD)	4.50%	04/15/22	2,981,500
				10,498,659
	Healthcare – 2.9%
2,275,000	Endo Dac./Endo Finance LLC/Endo Finco, Inc. (USD) (a) (b)	6.00%	02/01/25	1,609,563
4,000,000	Valeant Pharmaceuticals International, Inc. (USD) (b)	5.50%	03/01/23	3,630,000
5,319,000	Valeant Pharmaceuticals International, Inc. (USD) (a) (b)	5.88%	05/15/23	4,906,777
3,724,000	Valeant Pharmaceuticals International, Inc. (USD) (a) (b)	6.13%	04/15/25	3,372,901
1,320,000	Valeant Pharmaceuticals International, Inc. (USD) (b)	9.00%	12/15/25	1,341,450
				14,860,691
	Insurance – 1.0%
1,800,000	Aviva PLC (GBP) (c)	6.13%	11/14/36	2,875,148
2,220,000	Oil Insurance Ltd., 3 Mo. LIBOR + 2.98% (USD) (a) (b) (d)	5.29%	(e)	2,153,400
				5,028,548

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Leisure – 0.8%
3,205,000	Royal Caribbean Cruises Ltd. (USD) (a)	7.50%	10/15/27	$3,923,490
	Media – 1.5%
3,695,000	UPCB Finance IV Ltd. (USD) (b)	5.38%	01/15/25	3,630,337
2,800,000	Virgin Media Finance PLC (GBP)	6.38%	10/15/24	4,056,429
				7,686,766
	Retail – 0.5%
2,720,000	1011778 BC ULC/New Red Finance, Inc. (USD) (a) (b)	4.25%	05/15/24	2,594,200
	Services – 1.9%
700,000	Darling Global Finance B.V. (EUR) (b)	3.63%	05/15/26	858,092
2,540,000	GFL Environmental, Inc. (USD) (b)	5.63%	05/01/22	2,555,875
630,000	GFL Environmental, Inc. (USD) (b)	5.38%	03/01/23	625,275
3,940,000	Ritchie Bros. Auctioneers, Inc. (USD) (b)	5.38%	01/15/25	3,930,150
1,985,000	Travelport Corporate Finance PLC (USD) (b)	6.00%	03/15/26	2,034,625
				10,004,017
	Technology & Electronics – 1.1%
2,500,000	NXP B.V./NXP Funding LLC (USD) (a) (b)	4.63%	06/01/23	2,523,438
3,060,000	Sensata Technologies UK Financing Co., PLC (USD) (a) (b)	6.25%	02/15/26	3,196,476
				5,719,914
	Telecommunications – 1.2%
3,540,000	Telecom Italia Capital S.A. (USD) (a)	7.72%	06/04/38	4,283,400
2,300,000	VEON Holdings B.V. (USD) (b)	4.95%	06/16/24	2,187,967
				6,471,367
	Total Foreign Corporate Bonds and Notes			118,009,547
	(Cost $113,691,766)
Par Amount (Local Currency)	Description	Stated Rate	Stated Maturity	Value (US Dollars)
CAPITAL PREFERRED SECURITIES – 7.1%
	Automotive – 0.9%
4,935,000	General Motors Financial Co., Inc., Series A (USD) (c)	5.75%	(e)	4,878,247
	Banking – 3.6%
2,940,000	Bank of America Corp., Series DD (USD) (c)	6.30%	(e)	3,119,928
4,475,000	Citigroup, Inc., Series M (USD) (c)	6.30%	(e)	4,580,163
2,775,000	Dresdner Funding Trust I (USD) (a) (b)	8.15%	06/30/31	3,544,535
5,370,000	Goldman Sachs Group (The), Inc., Series P (USD) (a) (c)	5.00%	(e)	5,172,062
900,000	HBOS Capital Funding L.P. (GBP) (c)	6.46%	(e)	1,270,892
795,000	RBS Capital Trust II (USD) (c)	6.43%	(e)	914,250
				18,601,830
	Capital Goods – 0.6%
3,210,000	Textron Financial Corp., 3 Mo. LIBOR + 1.74% (USD) (b) (d)	3.57%	02/15/42	2,969,250
	Insurance – 2.0%
6,950,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (USD) (a) (b) (d)	3.96%	02/12/47	6,716,480
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Par Amount (Local Currency)	Description	Stated Rate	Stated Maturity	Value (US Dollars)
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance (Continued)
3,500,000	Lincoln National Corp., 3 Mo. LIBOR + 2.36% (USD) (a) (d)	4.24%	05/17/66	$3,386,250
				10,102,730
	Total Capital Preferred Securities			36,552,057
	(Cost $35,589,085)
Principal Value	Description	Rate (f)	Stated Maturity (g)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 1.2%
	Healthcare – 1.2%
$6,058,468	Ortho-Clinical Term Loan B3, 1 Mo. LIBOR + 3.75%, 1.00% Floor	5.63%	06/30/21	6,096,333
	(Cost $6,033,053)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES – 0.9%
	Collateralized Mortgage Obligations – 0.2%
	Wells Fargo Mortgage Backed Securities
1,217,104	Series 2006-AR7 Trust, Class 2A4 (h)	4.13%	05/25/36	1,245,926
	Commercial Mortgage-Backed Securities – 0.7%
	Securitized Asset Backed Receivables LLC Trust
7,771,252	Series 2006-FR4, Class A2A, 1 Mo. LIBOR + 0.08% (d)	1.98%	08/25/36	3,415,504
	Total Mortgage-Backed Securities			4,661,430
	(Cost $6,179,718)
ASSET-BACKED SECURITIES – 0.1%
	Keycorp Student Loan Trust,
554,738	Series 2000-A, Class A2, 3 Mo. LIBOR + 0.32% (d)	2.26%	05/25/29	552,748
	(Cost $521,869)
	Total Investments – 123.2%			636,928,250
	(Cost $632,476,890) (i)
U.S. GOVERNMENT BONDS SOLD SHORT - (18.3)%
(101,950,000)	United States Treasury Note	1.38%	09/30/23	(94,542,740)
	(Proceeds $98,822,755)
CORPORATE BONDS SOLD SHORT – (1.8)%
	Energy – (0.9)%
(2,400,000)	Noble Energy, Inc.	4.15%	12/15/21	(2,441,831)
(2,100,000)	Noble Energy, Inc.	3.90%	11/15/24	(2,093,271)
				(4,535,102)
	Media – (0.9)%
(5,145,000)	Netflix, Inc.	4.38%	11/15/26	(4,834,705)
	Total Corporate Bonds Sold Short			(9,369,807)
	(Proceeds $9,150,271)

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS SOLD SHORT – (1.2)%
	Media – (1.2)%
$(6,500,000)	Altice France S.A. (USD) (b)	7.38%	05/01/26	$(6,321,250)
	(Proceeds $6,511,046)
	Total Investments Sold Short – (21.3)%			(110,233,797)
	(Proceeds $114,484,072)

Outstanding Loan – (4.1)%	(20,945,562)
Net Other Assets and Liabilities – 2.2%	11,217,785
Net Assets – 100.0%	$516,966,676

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 4/30/2018	Sale Value as of 4/30/2018	Unrealized Appreciation/ (Depreciation)
08/01/18	JPM	USD	4,037,674	EUR	3,297,000	$ 4,037,674	$ 4,010,307	$ 27,367
08/01/18	JPM	USD	8,542,318	GBP	6,102,000	8,542,318	8,438,720	103,598
Net Unrealized Appreciation (Depreciation)								$130,965

Counterparty Abbreviations
JPM	JPMorgan Chase
See Note 2D – Forward Foreign Currency Contracts in the Notes to Financial Statements.

(a)	This security or a portion of this security is segregated as collateral for investments sold short.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund’s sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2018, securities noted as such amounted to $323,246,289 of total investments and $(6,321,250) of total investments sold short, or 62.5% and (1.2)% of net assets, respectively.
(c)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2018. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(d)	Floating or variable rate security.
(e)	Perpetual maturity.
(f)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate.
(g)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(h)	Collateral Strip Rate security. Interest is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(i)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $22,913,329 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $14,080,729. The net unrealized appreciation was $8,832,600. The amounts presented are inclusive of investments sold short and derivative contracts.

EUR	Euro
GBP	British Pound Sterling
LIBOR	London Interbank Offered Rate
USD	United States Dollar
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$ 471,056,135	$ —	$ 471,056,135	$ —
Foreign Corporate Bonds and Notes*	118,009,547	—	118,009,547	—
Capital Preferred Securities*	36,552,057	—	36,552,057	—
Senior Floating-Rate Loan Interests*	6,096,333	—	6,096,333	—
Mortgage-Backed Securities	4,661,430	—	4,661,430	—
Asset-Backed Securities	552,748	—	552,748	—
Total Investments	636,928,250	—	636,928,250	—
Forward Foreign Currency Contracts	130,965	—	130,965	—
Total	$ 637,059,215	$—	$ 637,059,215	$—
LIABILITIES TABLE
	Total Value at 4/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Bonds Sold Short	$ (94,542,740)	$ —	$ (94,542,740)	$ —
Corporate Bonds Sold Short*	(9,369,807)	—	(9,369,807)	—
Foreign Corporate Bonds Sold Short*	(6,321,250)	—	(6,321,250)	—
Total	$ (110,233,797)	$—	$ (110,233,797)	$—

*	See Portfolio of Investments for industry breakout.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at April 30, 2018.

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Assets and Liabilities
April 30, 2018 (Unaudited)
ASSETS:
Investments, at value (Cost $632,476,890)	$ 636,928,250
Cash	1,532,910
Foreign currency (Cost $136,482)	132,046
Unrealized appreciation on forward foreign currency contracts	130,965
Receivables:
Interest	9,751,949
Investment securities sold	1,143,595
Due from broker	328,364
Prepaid expenses	28,604
Total Assets	649,976,683
LIABILITIES:
Borrowings	20,945,562
Investments sold short, at value (proceeds $114,484,072)	110,233,797
Payables:
Investment securities purchased	845,319
Interest expense on investments sold short	438,176
Investment advisory fees	425,540
Administrative fees	36,344
Audit and tax fees	32,724
Printing fees	18,364
Custodian fees	17,290
Legal fees	9,426
Transfer agent fees	4,093
Trustees’ fees and expenses	1,450
Financial reporting fees	771
Other liabilities	1,151
Total Liabilities	133,010,007
NET ASSETS	$516,966,676
NET ASSETS consist of:
Paid-in capital	$ 567,524,206
Par value	299,472
Accumulated net investment income (loss)	(6,854,070)
Accumulated net realized gain (loss) on investments, forward foreign currency contracts, swap contracts, foreign currency transactions, futures and investments sold short	(52,834,815)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts, foreign currency translation and investments sold short	8,831,883
NET ASSETS	$516,966,676
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$17.26
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	29,947,157
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Operations
For the Six Months Ended April 30, 2018 (Unaudited)
INVESTMENT INCOME:
Interest	$ 18,849,268
Other	3,776
Total investment income	18,853,044
EXPENSES:
Investment advisory fees	2,630,931
Interest expense on investments sold short	1,036,242
Margin interest expense	666,834
Administrative fees	144,857
Printing fees	57,500
Custodian fees	32,192
Audit and tax fees	28,823
Legal fees	13,504
Transfer agent fees	12,022
Listing expense	11,974
Trustees’ fees and expenses	8,458
Financial reporting fees	4,625
Other	21,600
Total expenses	4,669,562
NET INVESTMENT INCOME (LOSS)	14,183,482
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,788,139
Forward foreign currency contracts	(434,228)
Foreign currency transactions	90,929
Net realized gain (loss)	4,444,840
Net change in unrealized appreciation (depreciation) on:
Investments	(29,949,735)
Forward foreign currency contracts	99,340
Foreign currency translation	(8,253)
Short positions	3,726,832
Net change in unrealized appreciation (depreciation)	(26,131,816)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(21,686,976)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,503,494)

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended 10/31/2017
OPERATIONS:
Net investment income (loss)	$ 14,183,482	$ 34,918,617
Net realized gain (loss)	4,444,840	7,455,441
Net change in unrealized appreciation (depreciation)	(26,131,816)	21,272,286
Net increase (decrease) in net assets resulting from operations	(7,503,494)	63,646,344
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(21,576,926)	(36,417,879)
Return of capital	—	(11,394,759)
Total distributions to shareholders	(21,576,926)	(47,812,638)
CAPITAL TRANSACTIONS:
Purchase of Common Shares pursuant to a tender offer *	—	(93,689,849)
Repurchase of Common Shares **	—	(205,540)
Net increase (decrease) in net assets resulting from capital transactions	—	(93,895,389)
Total increase (decrease) in net assets	(29,080,420)	(78,061,683)
NET ASSETS:
Beginning of period	546,047,096	624,108,779
End of period	$ 516,966,676	$ 546,047,096
Accumulated net investment income (loss) at end of period	$(6,854,070)	$539,374
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	29,947,157	35,245,603
Common Shares purchased pursuant to a tender offer *	—	(5,284,792)
Common Shares repurchased **	—	(13,654)
Common Shares at end of period	29,947,157	29,947,157

*	On June 14, 2017, the Fund commenced a tender offer for up to 15% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund’s tender offer expired at 5:00 p.m. New York City time on Thursday, July 13, 2017. Because the Fund’s tender offer was oversubscribed, the Fund repurchased 5,284,792 (15%) of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered.
**	On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2019. For the six months ended April 30, 2018, the fund did not repurchase any of its shares. For the year ended October 31, 2017, the Fund repurchased 13,654 of its shares at a weighted-average discount of 13.69% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 978,598 common shares (for an aggregate of 1,802,808), or (ii) March 15, 2019.
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Cash Flows
For the Six Months Ended April 30, 2018 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(7,503,494)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(117,223,035)
Borrowed investments sold short	6,511,046
Sales, maturities and paydown of investments	127,776,357
Net amortization/accretion of premiums/discounts on investments	(13,491)
Net realized gain/loss on investments	(4,788,139)
Net change in unrealized appreciation/depreciation on investments	29,949,735
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	(99,340)
Net change in unrealized appreciation/depreciation on investments sold short	(3,726,832)
Changes in assets and liabilities:
Increase in interest receivable	(279,166)
Increase in due from broker	(328,364)
Decrease in miscellaneous receivable	16,998
Increase in prepaid expenses	(16,327)
Increase in interest payable on investments sold short	135,371
Decrease in due to broker	(133,785)
Decrease in investment advisory fees payable	(37,441)
Decrease in audit and tax fees payable	(24,476)
Increase in legal fees payable	5,932
Decrease in printing fees payable	(20,181)
Decrease in administrative fees payable	(2,124)
Decrease in custodian fees payable	(1,434)
Increase in transfer agent fees payable	126
Increase in Trustees’ fees and expenses payable	84
Decrease in other liabilities payable	(366)
Cash provided by operating activities		$30,197,654
Cash flows from financing activities:
Distributions to Common Shareholders from net investment income	(21,576,926)
Net repayment of borrowing	(7,300,149)
Cash used in financing activities		(28,877,075)
Increase in cash and foreign currency (a)		1,320,579
Cash and foreign currency at beginning of period		344,377
Cash and foreign currency at end of period		$1,664,956
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$1,567,705

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(8,253).

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended October 31,
		2017	2016	2015	2014	2013
Net asset value, beginning of period	$ 18.23	$ 17.71	$ 17.28	$ 19.47	$ 19.63	$ 19.05
Income from investment operations:
Net investment income (loss)	0.47	1.04	1.00	1.11	1.31	1.35
Net realized and unrealized gain (loss)	(0.72)	0.83	0.44	(2.05)	(0.15)	0.64
Total from investment operations	(0.25)	1.87	1.44	(0.94)	1.16	1.99
Distributions paid to shareholders from:
Net investment income	(0.72)	(1.07)	(1.06)	(1.26)	(1.32)	(1.33)
Return of capital	—	(0.34)	—	—	—	(0.08)
Total distributions paid to Common Shareholders	(0.72)	(1.41)	(1.06)	(1.26)	(1.32)	(1.41)
Common Share repurchases	—	0.00 (a)	0.05	0.01	—	—
Tender offer purchases	—	0.06	—	—	—	—
Net asset value, end of period	$17.26	$18.23	$17.71	$17.28	$19.47	$19.63
Market value, end of period	$15.11	$16.91	$15.52	$14.96	$17.19	$17.62
Total return based on net asset value (b)	(1.00)%	11.98%	10.24%	(3.89)%	6.86%	11.32%
Total return based on market value (b)	(6.56)%	18.52%	11.58%	(5.76)%	5.12%	1.36%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 516,967	$ 546,047	$ 624,109	$ 620,309	$ 701,955	$ 707,807
Ratio of total expenses to average net assets	1.77% (c)	1.86%	1.54%	1.66%	1.75%	1.72%
Ratio of total expenses to average net assets excluding interest expense	1.13% (c)	1.19%	1.16%	1.21%	1.26%	1.27%
Ratio of net investment income (loss) to average net assets	5.39% (c)	5.76%	5.92%	6.05%	6.59%	6.93%
Portfolio turnover rate	17%	39%	36%	26%	28%	28%

(a)	Amount is less than $0.01.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
See Notes to Financial Statements

Notes to Financial Statements
First Trust High Income Long/Short Fund (FSD)
April 30, 2018 (Unaudited)
1. Organization
First Trust High Income Long/Short Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FSD on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to provide current income. The Fund’s secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, “corporate fixed-income securities” include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, senior floating-rate loan participations, commitments and assignments (“Senior Loans”)(1), payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers’ acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that MacKay Shields LLC (“MacKay” or the “Sub-Advisor”) believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Fund’s benchmark, the ICE BofAML US High Yield Constrained Index (the “Index”). The Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund’s long positions, either directly or through derivatives, may total up to 130% of the Fund’s Managed Assets. The Fund’s short positions, either directly or through derivatives, may total up to 30% of the Fund’s Managed Assets. “Managed Assets” means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings), minus the sum of the Fund’s liabilities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, notes, capital preferred securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2018 (Unaudited)
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
The Senior Loans held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the borrower/issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2018 (Unaudited)
3)	the type, size and cost of a security;
4)	the financial statements of the borrower/issuer;
5)	the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s/issuer’s competitive position within the industry;
13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2018, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund did not have any unfunded delayed draw term loan commitments as of April 30, 2018.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2018 (Unaudited)
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. At April 30, 2018, the Fund had $20,945,562 in borrowings, which approximates fair value, associated with investments sold short as shown in “Borrowings” on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy. At April 30, 2018, the Fund had $110,233,797 of investments sold short as shown in “Investments sold short, at value” on the Statement of Assets and Liabilities. The Fund is charged interest on debt margin balances at a rate equal to the Overnight Bank Funding Rate plus 75 basis points. At April 30, 2018, the Fund had a debit margin balance of $131,015,133 with an interest rate of 2.44%. For the six months ended April 30, 2018, margin interest expense was $666,834, as shown on the Statement of Operations. For the six months ended April 30, 2018, the average margin balance and interest rate were $130,187,533 and 2.16%, respectively.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2018 (Unaudited)
G. Dividends and Distributions to Shareholders
Level dividend distributions are declared and paid monthly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2017, was as follows:
Distributions paid from:
Ordinary income	$36,417,879
Capital gain	—
Return of capital	11,394,759
As of October 31, 2017, the distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(57,233,467)
Net unrealized appreciation (depreciation)	35,456,885
Total accumulated earnings (losses)	(21,776,582)
Other	—
Paid-in capital	567,823,678
Net assets	$546,047,096
H. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2017, the Fund had no pre-enactment net capital losses for federal income tax purposes. At October 31, 2017, the Fund had post-enactment net capital losses for federal income tax purposes of $57,233,467 to be carried forward indefinitely.
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the year ended October 31, 2017, the Fund did not incur any net ordinary losses.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2018 (Unaudited)
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of April 30, 2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
I. Expenses
The Fund will pay all expenses directly related to its operations.
J. New and Amended Financial Reporting Rules and Forms
On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for variable interest rate securities and derivative instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
MacKay serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of investments, excluding short-term investments and investments sold short, for the six months ended April 30, 2018, were $111,302,465 and $125,852,867, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $0 and $6,511,046, respectively.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2018 (Unaudited)
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at April 30, 2018, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 130,965	Unrealized depreciation on forward foreign currency contracts	$ —
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2018, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(434,228)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	99,340
During the six months ended April 30, 2018, the notional values of forward foreign currency contracts opened and closed were $58,671,934 and $60,724,397, respectively.
The Fund does not have the right to offset financial assets and liabilities related to forward foreign currency contracts on the Statement of Assets and Liabilities.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Tender Offer
During the fiscal year ended October 31, 2017, the Fund conducted a tender offer for up to 15% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund’s tender offer expired at 5:00 p.m. New York City time on Thursday, July 13, 2017.
Because the Fund’s tender offer was oversubscribed, the Fund purchased 15% of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered (Pro-Ration Factor). The final results of the tender offer are provided in the table below.
Number of Shares Tendered	Number of Tendered Shares Purchased	Pro-Ration Factor	Purchase Price (98% of NAV on Expiration Date)	Number of Outstanding Shares after Tender Offer
12,762,491	5,284,792	41.42%	$ 17.7282	29,947,157
8. Distribution Policy
As previously announced, the Fund’s Board of Trustees approved the commencement, effective with the monthly distribution declared in February 2017 and continuing for all distributions declared during the following eleven months, of a distribution policy that provided for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 8.5% based on the Fund’s average monthly NAV per share over the prior 12 months. Under the distribution policy, monthly distributions may have been sourced from income, paid-in capital, and/or capital gains, if any.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2018 (Unaudited)
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
On June 11, 2018, shareholders of First Trust Strategic High Income Fund II (NYSE: FHY), a closed-end fund managed by First Trust, approved FHY’s merger with and into the Fund. The merger was approved by the Board of Trustees of each of FHY and the Fund on March 5, 2018. Subject to the satisfaction of certain customary closing conditions, the merger of FHY with and into the Fund is expected to become effective immediately before the opening of the NYSE on June 25, 2018. Upon completion of the transaction, which is expected to be tax-free, the assets of FHY will be transferred to, and the liabilities of FHY will be assumed by, the Fund, and shareholders of FHY will receive shares of the Fund with a value equal to the aggregate net asset value of the FHY shares held by them.

Additional Information
First Trust High Income Long/Short Fund (FSD)
April 30, 2018 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com;

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2018 (Unaudited)
(3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (“Annual Meeting”) on April 23, 2018. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of First Trust High Income Long/Short Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2021. The number of votes cast in favor of Mr. Erickson was 25,935,909, the number of votes against was 545,021 and the number of broker non-votes was 3,466,227. The number of votes cast in favor of Mr. Kadlec was 25,944,677, the number of votes against was 536,253 and the number of broker non-votes was 3,466,227. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Distressed Securities Risk. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2018 (Unaudited)
Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Market value generally falls further for securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.
Potential Conflicts of Interest Risk. First Trust, MacKay and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and MacKay currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to MacKay) for investment advisory and

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2018 (Unaudited)
management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and MacKay have a financial incentive to leverage the Fund.
Preferred Stock Risk. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
The risks associated with trust preferred securities typically include the financial condition of the financial institution that creates the trust, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make payments to holders of the trust preferred securities such as the Fund. The issuer of trust preferred securities is generally able to defer or skip payments for up to five years without being in default and certain enhanced trust preferred securities may have longer interest payment deferral periods.
Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.
The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for fixed-income securities trading. Fixed-income securities generally trade on an “over-the- counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
MacKay Shields LLC
1345 Avenue of the Americas
43rd Floor
New York, NY 10105
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)
(1)	Stora Enso OYJ
(2)	Not Applicable
(3)	86210MAC0
(4)	$2,508,4081
(5)	March 19, 2018
(6)	86210MAC0, $2,678,500
(7)	Sudan Accountability and Divestment Act of 2007

(1)	Telecom Italia Capital S.A.
(2)	Not Applicable
(3)	87927VAV0
(4)	$925,389
(5)	February 8, 2018, February 16, 2018
(6)	87927VAV0, $4,283,400
(7)	Sudan Accountability and Divestment Act of 2007

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Michael Kimble is no longer a portfolio manager for the registrant in preparation for his retirement from MacKay Shields LLC, the sub-advisor for the registrant, in 2018. Joseph Cantwell, Matthew Jacob and Shu-Yang Tan have been appointed as portfolio managers by MacKay Shields LLC for the registrant.

(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

Joseph Cantwell is a Managing Director of MacKay Shields LLC and has been employed by MacKay Shields LLC in its Global Fixed Income Division since 2013. He began his tenure as a portfolio analyst and was promoted to portfolio manager in 2017.

Matthew Jacob is a Managing Director of MacKay Shields LLC and has been employed by MacKay Shields LLC in its Global Fixed Income Division since 2011. He began his tenure as a portfolio analyst and was promoted to portfolio manager in 2017.

Shu-Yang Tan Matthew Jacob is a Managing Director of MacKay Shields LLC and has been employed by MacKay Shields LLC in its Global Fixed Income Division since 2010. He began his tenure as a portfolio analyst and was promoted to portfolio manager in 2017.

MacKay Shields LLC utilizes a team approach in all aspects of investment management and decision-making. No one portfolio manager is singularly responsible for any particular account. Investment decisions are carried across all portfolios with similar guidelines. While portfolio managers conduct their own industry-specific research, all information is continually shared with the other members of the investment team. Additionally, portfolio managers will cross-train to gain familiarity with other industries.

The portfolio managers within the Global Fixed Income Team generally come to a consensus on the appropriateness of a security for inclusion or removal from the portfolio. On the rare occasions this is not possible, Dan Roberts, as Head of the Team, is ultimately responsible and has final decision-making power.

(2)	Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest

Information provided as of April 30, 2018

Name of Portfolio Manager or Team Member*	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. Joseph Cantwell	Registered Investment Companies:	2	$2.494 Bil	0	$0
	Other Pooled Investment Vehicles:	30	$10.954 Bil	3	$679.9 Mil
	Other Accounts:	130	$22.844 Bil	2	$2.264 Bil

2. Matthew Jacob	Registered Investment Companies:	3	$2.494 Bil	0	$0
	Other Pooled Investment Vehicles:	30	$10.954 Bil	4	$679.9 Mil
	Other Accounts:	130	$22.844 Bil	2	$2.264 Bil

3. Shu-Yang Tang	Registered Investment Companies:	2	$2.494 Bil	0	$0
	Other Pooled Investment Vehicles:	30	$10.954 Bil	3	$679.9 Mil
	Other Accounts:	130	$22.844 Bil	2	$2.264 Bil

Most of our clients pay us an investment advisory or management fee that is based on the amount of assets in the clients’ accounts. These are commonly referred to as “asset-based fees”. Some of our clients pay us fees calculated as a percentage of returns, or as a percentage of the increase in net asset value. These fees may be tied to a client-directed benchmark and may be subject to a loss carry forward. They are commonly referred to as “performance-based fees”.

The Global Fixed Income team that manages the Fund provides portfolio management services for other MacKay Shields accounts, including: mutual funds; institutional managed accounts; private commingled funds; and hedge funds. Managing accounts that have a performance-based fee at the same time that we manage accounts that only have an asset-based fee is commonly referred to as “side-by-side management.” Except for distinctions based on investment objectives, investment guidelines and cash flow, all accounts are treated the same, regardless of fee structure. This creates a conflict of interest by giving us an incentive to favor those accounts for which we receive a performance-based fee because we will receive a higher fee if their performance exceeds the applicable benchmark. Consistent with its policy not to favor any one client over another, MacKay Shields has the following procedures, among others: (1) trade allocation procedures that provide for the pro rata allocation of investment opportunities among clients in a particular strategy, with certain exceptions; (2) a general prohibition against same day opposite direction transactions; and (3) short sale trade procedures requiring pre-approval of short sales and restricting certain short sales.

The Trade Allocation Policy provides that: (1) no client will be favored over any other client; (2) trades should be pre-allocated, subject to certain exceptions, and allocations should be in writing; and (3) MacKay Shields’ Compliance Department conducts periodic reviews of client account performance as a function of allocation to assure that no account or group of accounts is being preferred systematically in the allocation process. The policy contains a procedure for limited offerings, which provides that in a limited offering, the allocations may be pro-rata based on size of the order or account size and within a strategy pro-rata based on account size. Under this policy, when determining which accounts will participate in a trade, the portfolio managers will consider various objective criteria which may include but are not limited to: client cash limitations, actual and anticipated account inflows and outflows, duration and/or average maturity, account size, deal size, trade lots, existing exposure to an issuer or industry type, other concentration limits, specific investment objectives, borrowing capacity, and other practical limitations. If the aggregated order is filled in its entirety, it will be allocated among clients in accordance with the target allocation. If the order is partially filled, it will be allocated pro rata based on the allocation methodology recorded in the trade order management system.

Our Valuation Procedures provide, among other requirements, that any fair valuation of a security recommended by a portfolio manager be approved by two portfolio managers from one or more other distinct portfolio management areas. In addition, on a monthly basis, a Fair Valuation Committee meeting convenes to review all securities that are being fair valued.

The Firm’s cross trading policy provides that all cross trades must be pre-cleared by the Compliance Department and requires, among other things, that the transaction (i) be a purchase or sale for no consideration other than cash payments against prompt delivery of the security, (ii) be effected at the independent market price of the security determined in accordance with applicable methodology; and (iii) be effected with no brokerage transaction.

Special considerations pertain to situations where one investment strategy may conflict with another. It is the policy of MacKay that no one client be favored over another. For example, one strategy may focus on selling certain securities short, with the expectation of profit in the event that the prices for such securities decrease, while another strategy may involve acquiring securities "long". As stated above, it is the policy of MacKay that no one client be favored over another. To effect that policy in cases where investment strategies compete or conflict with each other, MacKay has adopted the following procedures:

a) Each portfolio manager will determine, separately from any other managers the securities to purchase and sell on any given day with respect to the clients and strategies for which they are responsible.

b) In the event that the same strategy purchases or sells the same security on the same trading day, all accounts participating in the transaction for that security shall be average-priced (same-day trades executed on behalf of different strategies may not be average-priced), provided, however, that short sales for a particular security shall not be average-priced with purchases of the same security.

c) If a portfolio manager enters a buy or sell order for the same security for more than one client or strategy, and the orders are worked concurrently and not completely filled, each applicable client or strategy will be allotted securities pro-rata, in proportion to the amounts specified in the portfolio manager’s orders as described above.

(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of April 30, 2018

Fixed compensation is primarily paid through a portfolio manager’s annual salary, which is paid in monthly installments in arrears. Salaries are set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is based on both quantitative and qualitative factors. This approach instills a strong sense of commitment towards the overall success of the firm. Deferred awards are provided to attract, retain, motivate and reward key personnel. As such, MacKay Shields maintains a phantom equity plan and awards vest and pay out after several years. Thus, portfolio managers share in the results and success of the firm.

MacKay Shields has performance-based fee arrangements with “eligible clients” (as that term is defined under Rule 205-3 of the Advisers Act). In these cases a portion of these performance-based fees may be included in the incentive program described above.

MacKay Shields does not align the portfolio managers’ compensation to the investment performance of specific Funds or of other accounts they manage. The compensation received by portfolio managers is based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under their management; (iii) revenue and profitability; and (iv) industry benchmarks. The qualitative factors include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives. To the extent that an increase in the size of a Fund or another account managed by a portfolio manager results in an increase in profitability, the portfolio manager’s compensation may also increase. There is no difference between the method used in determining portfolio managers’ compensation with respect to a Fund and other accounts they manage. We do not believe the compensation structure provides an incentive for an employee who provides services to a Fund to take undue risks in managing the assets of the Fund.

Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Deferred awards are provided to attract, retain, motivate and reward key personnel. As such, MacKay Shields maintains a phantom equity plan. For those portfolio managers whose total compensation exceeds a pre-determined threshold, a portion of their total compensation is paid in plan awards which vest and pay out after several years. Thus, portfolio managers share in the business results and success of the firm. The portfolio managers involved in managing the Fund’s investments participate in the phantom equity plan.

Receipt of an award from the phantom equity plan is conditioned upon execution of an Executive Employment Agreements with MacKay, which include provisions relating to fixed and variable compensation. The Executive Employment Agreements are renewable for one year terms and can be terminated on 60 days’ prior written notice. There is also a provision for termination by MacKay for cause, as defined in the Agreements. The Agreements contain restrictions regarding non-solicitation of clients and non-hiring of employees following termination of the portfolio managers’ employment. None of the portfolio managers is subject to a non-compete agreement that could potentially affect the portfolio manager’s ability to manage the Fund.

(4)	Disclosure of Securities Ownership

Information provided as of April 30, 2018

Name	Dollar Range of Fund Shares Beneficially Owned
Joseph Cantwell	$0
Matthew Jacob	$0
Shu-Yang Tan	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not ap2plicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust High Income Long/Short Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 5, 2018
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	July 5, 2018

* Print the name and title of each signing officer under his or her signature.